UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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eRXSYS, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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17935 Sky Park Circle, Suite F
Irvine, California 92614

October 10, 2005

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of eRXSYS, Inc., which will be held on October 21, 2005 at 12:00 p.m., Pacific Time at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the board of directors, I would like to express our appreciation for your continued interest in the affairs of eRXSYS, Inc.

Sincerely,

 __________________________
Richard Falcone
CHAIRMAN OF THE BOARD OF DIRECTORS

eRXSYS, Inc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders:

Notice is hereby given that the annual meeting of the holders of shares of common stock of eRXSYS, Inc., a Nevada corporation (“eRXSYS" or the “Company”) will be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120 on October 21, 2005, commencing at 12:00 p.m., Pacific Time, for the following purposes:

1.	To consider and act upon a proposal to amend the Articles of Incorporation of the Company to change the Company’s name to Assured Pharmacy, Inc.;

2.	To confirm the appointment of Squar, Milner, Reehl & Williamson, LLP as auditors for the Company; and

3.	To elect four directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

4.	To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Only shareholders of record at the close of business on August 23, 2005 are entitled to notice of, and to vote at, this meeting.

BY ORDER OF THE BOARD OF DIRECTORS

_______________________
Richard Falcone
Chairman of the Board of Directors

October 10, 2005

IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE eRXSYS THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

17935 Sky Park Circle, Suite F
Irvine, California 92614

PROXY STATEMENT
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS
TO BE HELD ON OCTOBER 21, 2005

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY eRXSYS ASSOCIATES OR ANY OTHER PERSON.

THE ANNUAL MEETING

GENERAL

This Proxy Statement is furnished in connection with the solicitation of Proxies by the board of directors of eRXSYS, Inc. for use at the Annual Meeting of the Stockholders to be held on October 21, 2005 at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120, and at any adjournment thereof (the “Meeting”), for the purpose of considering and voting upon a name change and the election of the named nominees to the board of directors. A copy of the proposed Certificate of Amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A. This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy is expected to be mailed to stockholders on or about October 10, 2005.

RECORD DATE AND SHARES ENTITLED TO VOTE

The close of business on August 23, 2005 has been fixed as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. Only holders of record as of the Record Date of shares of our common stock, $0.001 par value per share (“Common Stock”) are entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock entitles the holder thereof to one vote per share on each matter presented to the stockholders for approval at the Annual Meeting. On August 23, 2005, there were an aggregate of 36,792,150 shares of Common Stock outstanding and entitled to vote.

PROXY SOLICITATION

In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by eRXSYS and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. eRXSYS will reimburse banks, brokerage houses, custodians and other fiduciaries that hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. eRXSYS will bear the costs of the annual meeting and of soliciting proxies therefore, including the cost of printing and mailing this proxy statement and related materials. eRXSYS has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that eRXSYS will spend an additional $3,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding eRXSYS proxies and related materials may be directed in writing to the Chief Executive Officer, Robert DelVecchio, 17935 Sky Park Circle, Suite F, Irvine, California, 92614.

VOTES REQUIRED

The affirmative vote of the holders of a plurality of the shares of Common Stock voting on the matter is required for the election of directors. Votes may be cast in favor of or against any nominee for director or voters may abstain from voting in the election of directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required for the approval of the amendment of eRXSYS Articles of Incorporation. Stockholders may vote in favor of or against this proposal, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have the same effect as a vote against the proposals listed in this proxy statement.

Confirmation of Squar, Milner, Reehl & Williamson, LLP as auditors for the Company will require the affirmative vote of the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present.

Shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the other matters voted upon at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No person has any substantial interest, direct or indirect, in the proposal to amend the Articles of Incorporation of the Company to change the Company’s name.

VOTING OF PROXIES

All Proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the Proxies will be voted FOR the election of all the nominees to serve as our directors and FOR the approval of all of the other proposals set forth in the accompanying Notice of Meeting and on the proxy card. In the discretion of the Proxy holders, the Proxies will also be voted for or against such other matters as may properly come before the Annual Meeting. Management is not aware of any other matters to be presented for action at the Annual Meeting.

Execution of a Proxy by a stockholder will not affect such stockholder’s right to attend the Annual Meeting and to vote in person. Any stockholder who executes a Proxy has a right to revoke it at any time before it is voted by: (a) advising eRXSYS in writing of such revocation; (b) executing a later-dated Proxy which is presented to us at or prior to the Annual Meeting; or (c) appearing at the Annual Meeting and voting in person. Attendance at the Meeting will not itself be deemed to revoke a Proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

DISSENTERS’ RIGHT OF APPRAISAL

There are no rights of appraisal or similar rights of dissenters with respect to any of the scheduled matters to be acted upon at the Annual Meeting.

QUORUM

The presence, in person or by proxy duly authorized, of the holder or holders of 33 1/3 percent of the outstanding shares of the corporation’s common voting stock on the Record Date shall constitute a quorum for the transaction of business at the Annual Meeting. Shares of Common stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

STOCKHOLDER PROPOSALS

No proposals have been received from any shareholder to be considered at the Annual Meeting.

 NAME CHANGE

CHANGE OF CORPORATE NAME TO ASSURED PHARAMCY, INC.

eRXSYS currently has four operating pharmacies. The first pharmacy was opened on October 13, 2003 in Santa Ana, California. On June 10, 2004, the second pharmacy location was opened in Riverside, California. The pharmacies located in Santa Ana and Riverside were opened pursuant to a joint venture agreement entered into with TPG Partners, L.L.C. The third pharmacy was opened in Kirkland, Washington on August 11, 2004. The fourth pharmacy was opened in Portland, Oregon on September 21, 2004. The pharmacies located in Kirkland and Portland were opened pursuant to a joint venture agreement with TAPG L.L.C. All four of these pharmacies operate under the name “Assured Pharmacy.”In order to build more name recognition, management considers it in the best interests of the company to change its name to Assured Pharmacy, Inc. so that it is consistent with the name that each individual pharmacy operates under.

The full text of the amendment if approved as proposed will be substantially in the form attached hereto as Appendix A.

EFFECTIVENESS OF AMENDMENT

If the amendment is approved by eRXSYS’ shareholders, such Certificate of Amendment will become effective upon its filing by eRXSYS with the Secretary of the State of Nevada, which is expected to be accomplished as soon as practicable after shareholder approval is obtained.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT. PROXIES SOLICITED BY eRXSYS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

SELECTION OF AUDITORS

The board of directors selected Squar, Milner, Reehl & Williamson, LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2005. The shareholders are being asked to confirm this appointment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF CONFIRMING SQUAR, MILNER, REEHL & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT AUDITORS. PROXIES SOLICITED BY eRXSYS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF eRXSYS

Directors are elected at the annual meeting of shareholders and hold office until the next annual meeting of shareholders and until their successors are elected and qualified. The following persons currently serve as members of the board of directors are being nominated for election to the board of directors at the Annual Meeting:

Name of Nominee	Age
Richard Falcone	52
James Manfredonia	44
Robert DelVecchio	40
Haresh Sheth	55

It is the intention of the person named in the accompanying Proxy to vote Proxies for the election of the four nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of Proxy as Proxy Holders intend to vote for substitute nominees.

NOMINEES FOR ELECTION AS DIRECTORS

Following is information about each of the nominees for election to the board of directors:

Richard Falcone. Mr. Falcone was appointed to the board of directors of eRXSYS, Inc. in July 2004. Since 2001, Mr. Falcone has served as Chief Financial Officer of The A Consulting Team, Inc., an IT service company. Mr. Falcone has served as Chief Financial Officer of Netgrocer.com. In 1990, Mr. Falcone joined Bed Bath & Beyond, Inc. as its Chief Financial Officer. In 1983, Mr. Falcone joined Tiffany & Co. and served as Manager of Audit, Director of Financial Control, and Director of International Finance and Operations. Mr. Falcone has also worked at PriceWaterhouseCoopers & Co., an international public accounting firm.

James Manfredonia. Mr. Manfredonia was appointed to the board of directors of eRXSYS, Inc. in June 2004. Since 2002, Mr. Manfredonia has served as manager of listed equity trading and New York Stock Exchange operations at Bear Stearns. Mr. Manfredonia currently serves as the Chairman of the New York Stock Exchange Upstairs Traders Advisory Committee and as a member of the Market Performance Committee of the New York Stock Exchange. Prior to joining Bear Stearns, Mr. Manfredonia worked for ten years at Merrill Lynch where he managed the listed trading desk with additional responsibilities for NASDAQ, portfolio trading, sales trading, and NYSE staff. Mr. Manfredonia was the founding general partner of Blair Manfredonia Limited Partners, a hedge fund/broker-dealer. Mr. Manfredonia has also worked at Lehman Brothers, Salomon Brothers, and Drexel Burnham.

Robert DelVecchio. On February 3, 2005, our board of directors appointed Mr. Robert DelVecchio to serve as Chief Executive Officer. Mr. DelVecchio was appointed as our Chief Financial Officer and as a member of the board of directors on March 31, 2005. Since 1995, Mr. DelVecchio has acted as Chief Executive Officer and President of Brockington Securities, Inc., a broker-dealer who is a member of the National Association of Securities Dealers.

Haresh Sheth. Mr. Sheth was appointed to the board of directors of eRXSYS, Inc. in September 2005. Mr. Sheth is a graduate of West Virginia University where he earned an engineering degree. Since 1991, Mr. Sheth has acted as President of Janus Finance Corporation, an asset based finance company. Mr. Sheth joined Mosaic Capital Advisors LLC in 2004 as their group financial officer.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NOMINEES. PROXIES SOLICITED BY eRXSYS WILL BE SO VOTED UNLESS SHAREHOLDERS SPECIFY IN THEIR PROXIES A CONTRARY CHOICE.

EXECUTIVE OFFICERS

The following information sets forth the names of our executive officers, their ages and their present positions.

Name	Age	Position
Robert DelVecchio	40	Chief Executive Officer & Chief Financial Officer
John Eric Mutter	45	Chief Operating Officer

Set forth below is a brief description of the background and business experience of Mr. Mutter. Information describing the background and experience of Mr. DelVecchio is set forth above.

John Eric Mutter. Mr. Mutter was appointed to serve as Chief Operating Officer on May 11, 2005. Since January 2004, Mr. Mutter has acted as a consultant to eRXSYS, Inc. providing technology and information systems support. From 2000 to 2003, Mr. Mutter performed similar responsibilities for the MedEx Systems Inc. designing, implementing and managing a digital prescribing infrastructure for Pegasus Pharmacies. Prior to these positions, Mr. Mutter has held numerous field engineering and technology positions with Alpha Microsystems, Tomba Communications, Neosoft Inc., Checkpoint Systems, and Southwest Communications.

FAMILY RELATIONSHIPS

There are no family relationships between or among the directors, executive officers or persons nominated or chosen by the Company to become directors or executive officers.

LEGAL PROCEEDINGS

No director or officer or any associate of any director or officer is a party adverse to the Company or has any material interest adverse to the Company.

To the best of our knowledge, during the past five years, none of the following occurred with respect to a present or former director, executive officer, or employee of the Company: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

COMMITTEES OF THE BOARD OF DIRECTORS

eRXSYS does not currently have a compensation committee, executive committee, or stock plan committee. eRXSYS is currently quoted on the OTC Bulletin Board (“OTCBB”), which is sponsored by the NASD, under the symbol “ERXI.” The OTCBB does not have any listing requirements mandating the establishment of any particular committees.

Nomination Committee

The Company's board of directors does not maintain a nominating committee. As a result, no written charter governs the director nomination process. The size of the Company and the size of the board of directors, at this time, do not require a separate nominating committee.

The Company's independent directors annually review all director performance over the past year and make recommendations to the board of directors for future nominations. When evaluating director nominees, the Company's independent directors consider the following factors:

•	The appropriate size of the Company’s board of directors;

•	The needs of the Company with respect to the particular talents and experience of its directors;

•
The knowledge, skills and experience of nominees, including experience in finance, administration or public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the board;

•	Experience in political affairs;

•	Experience with accounting rules and practices; and

•	The desire to balance the benefit of continuity with the periodic injection of the fresh perspective provided by new board members.

The Company’s goal is to assemble a board of directors that brings together a variety of perspectives and skills derived from high quality business and professional experience. In doing so, the board will also consider candidates with appropriate non-business backgrounds.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the board of directors may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. In addition, the Board of Directors identifies nominees by first evaluating the current members of the board willing to continue in service. Current members of the board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination. If any member of the board does not wish to continue in service or if the board decides not to re-nominate a member for re-election, the board then identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the board of directors are polled for suggestions as to individuals meeting the criteria described above. The board may also engage in research to identify qualified individuals. To date, the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The board of directors does not typically consider shareholder nominees because it believes that its current nomination process is sufficient to identify directors who serve the Company's best interests.

Audit Committee

The entire board of directors performs the functions of an audit committee, but no written charter governs the actions of the board of directors when performing the functions of an audit committee. The board of directors approves the selection of the Company’s independent accountants and meets and interacts with the independent accountants to discuss issues related to financial reporting. In addition, the board of directors reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants our annual operating results, considers the adequacy of our internal accounting procedures and considers other auditing and accounting matters including fees to be paid to the independent auditor and the performance of the independent auditor.

Richard Falcone is an audit committee financial expert and is independent, as the term is used in Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

For the fiscal year ending December 31, 2004, the board of directors:

1.	Reviewed and discussed the audited financial statements with management of the Company;

2.
Discussed with Squar, Milner, Reehl & Williamson, LLP, the independent auditors of the Company, the matters required to be discussed by Statement on Accounting Standards No. 61 (communications with Audit Committees); and

3.	Reviewed and discussed the written disclosures and the letter from the Company's independent auditors on the matters relating to the auditor's independence from the Company.

Based upon the board of directors’ review and discussion of the matters above, the board of directors authorized inclusion of the audited financial statements for the year ended December 31, 2004 to be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 filed with the Securities and Exchange Commission.

Meeting During The Fiscal Year Ended December 31, 2004

During the fiscal year ended December 31, 2005, the board of directors held four meetings. In addition, various matters were approved by consent resolution which in each case was signed by each of the members of the board of directors then serving.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Set forth below is a description of all transactions during the last two years, or proposed transactions, to which the Company was a party and any directors or executive officers, any proposed nominee for election as a director, any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to all of our outstanding shares, or any members of the immediate family (including spouse, parents, children, siblings, and in-laws) had or is to have any material interest, direct or indirect, in such transaction.

•
The Company’s former CEO, David Parker, founded RxSystems, Inc. (“RxSystems”) in March 2002. In March 2002, RxSystems acquired from the Safescript Pharmacies, Inc. (formerly known as RTIN Holdings, Inc.) the exclusive licensing rights to establish and operate pharmacies under the name “Safescript Pharmacies” throughout California, Oregon, Washington and Alaska. On March 27, 2003, RxSystems assigned to the Company all of its rights under this exclusive license. The Company agreed to reimburse Mr. Parker $370,000 for personal funds advanced to secure the License. These funds plus five percent (5%) interest per annum were due and payable in full to Mr. Parker on December 31, 2007. In a termination and settlement agreement entered into with Mr. Parker on February 1, 2005, Mr. Parker accepted $10,000 cash and 494,000 shares of common stock and released and forever discharged the Company from all liability associated with this debt.

•
On November 27, 2003, the Company entered into an agreement with its former CEO, David Parker, to cancel debt owed to him and reported on the Company’s financial statements as “Advances due to a shareholder.” Initially, Mr. Parker agreed to release and forever discharge the Company from all liability associated with this debt and the Company agreed to transfer, assign, and convey all of its rights under the exclusive license granted by Safescript Pharmacies, Inc. solely for the consolidated statistical metropolitan area of Fresno, California. As a part of this agreement, the Company agreed to continue to make all payments under the license agreement, including those owed on the Fresno market, until the current existing obligation to Safescript Pharmacies, Inc. for this license regarding the consolidated statistical metropolitan area of Fresno, California is fully paid. This agreement was amended on February 16, 2004. As a result of this amendment to the agreement, Mr. Parker received 220,429 shares of common stock and released and forever discharged the Company from all liability associated with this debt. Mr. Parker also relinquished to the Company all of his rights under the exclusive license granted by Safescript Pharmacies, Inc. solely for the consolidated statistical metropolitan area of Fresno, California.

•
On January 26, 2004, the Company entered into an agreement with Brockington Securities, Inc. (“Brockington”) to act as its financial advisor, investment banker, and placement agent. The Company’s current CEO, Mr. Robert DelVecchio, is the President and CEO of Brockington. Pursuant to this agreement, Brockington received 500,000 shares of the Company’s common stock. On June 18, 2004, the board of directors approved an extension for an additional term of eighteen months to the agreement entered into with Brockington. Pursuant to the terms of this extension, Brockington received an additional 150,000 shares of common stock and warrants to purchase 350,000 shares of common stock exercisable for a period of five years from the date of issuance at the price of $0.60 per share. In connection with the aforementioned extension, Brockington was granted certain “piggy-back” registration rights relating to the equity instruments issued in June 2004.

•
On June 17, 2004, the Company completed an exempt offering to accredited investors pursuant to Rule 506 of Regulation D under the Securities Act and Brockington acted as placement agent for this offering. Upon closing of this offering, Brockington received a commission of $295,670 and expenses in the amount of $8,000.

•
In December, 2004, the Company received a loan from Robert James, Inc. (the “Lender”), a company under the control of Mr. DelVecchio, evidenced by a promissory note (“Note”) for the purpose of purchasing inventory for the Company’s pharmacies. This Note was for a maximum of $150,000 and matured on the earlier of March 6, 2005 or the date that the Company was able to consummate an accounts receivable factoring arrangement for its working capital. The outstanding principal amount of this Note accrued interest at a rate of three percent (3%) per month. In consideration of this Note, the Company agreed to pay the Lender an administrative fee of $1,500 and a financing fee of $2,100. In addition to these fees, the Company agreed to pay the Lender by the fifth day of every month from January 2005 until the principal amount is repaid an administrative fee of $1,875 and a financing fee of $2,675. On February 13, 2005, the loan was paid in full.

•
On February 1, 2005, the Company entered into a Termination and Settlement Agreements with Mr. David Parker and Mr. A.J. LaSota. Mr. Parker and Mr. LaSota resigned from their positions as officers and directors. In accordance with the terms of these agreements, Mr. Parker and Mr. LaSota returned to the corporate treasury 5,400,000 and 429,353 shares of common stock respectively. Also on February 1, 2005, the Company entered into a Settlement Agreement with Ron Folse, the former Executive Vice President. In accordance with the terms of this agreement, Mr. Folse returned to the corporate treasury 429,353 shares of common stock.

•
On February 23, 2005, the Company entered into an accounts receivable servicing agreement and line of credit agreement with Mosaic Financial Services, LLC. The monthly interest rate under this agreement is equal to one and one quarter percent (1.25%) of the maximum amount of the credit line. This agreement allows the Company to successfully secure financing for inventory purchases over an extended period of time. Under the terms of the line of credit agreement, the maximum amount that can be drawn to purchase inventory increased on July 1, 2005 from $500,000 to $700,000. This agreement is for a term of one (1) year and shall automatically renew for another one (1) year period unless either party provides notice to the other of termination within 180 days prior to the end of the effective term. Mosaic Financial Services, LLC is a wholly-owned subsidiary of Mosaic Capital Advisors LLC. Mr. Haresh Sheth who is a member of the Company’s board of directors also acts as group financial officer to Mosaic Capital Advisors LLC. Mr. Sheth was appointed to the Company’s board of directors in September 2005.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent beneficial shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the best of our knowledge based solely on a review of Forms 3, 4, and 5 (and any amendments thereof) received by the Company during or with respect to the year ended December 31, 2004, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act during fiscal year ended December 31, 2004:

Name	Principal Position	Number of late reports	Transactions not timely reported	Known failures to file a required form
Richard Falcone	Director	3	3	0
James Manfredonia	Director	3	3	0
Annette M. McEvoy	Former Director	2	2	0
Geoffrey S. Carroll	Former Director	2	2	0
David Parker	Former CEO, CFO, and Director	1	1	0
A.J. LaSota	Former President and Director	0	0	0
Ronald Folse	Former Executive Vice President	0	0	0
Michael Doan	Former Secretary and Treasurer	0	0	0

COMPENSATION OF EXECUTIVE OFFICERS

The table below summarizes all compensation awarded to, earned by, or paid to current executive officers for each of the last three completed fiscal years.

		Annual Compensation				Long Term Compensation
Name	Title	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awarded ($)	Options/ SARs (#)	LTIP Payouts ($)	All Other Compensation ($)
Robert DelVecchio	CEO	2004 2003 2002	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a	n/a n/a n/a
David Parker (1)	Former CEO, CFO, and Director	2004 2003 2002	129,082 33,923 n/a	0 0 n/a	0 144,000 n/a	0 0 n/a	0 0 n/a	0 0 n/a	0 0 n/a
A.J. LaSota (2)	Former President and Director	2004 2003 2002	108,940 29,400 n/a	0 0 n/a	0 129,600 n/a	0 0 n/a	0 0 n/a	0 0 n/a	0 0 n/a
Ron Folse (3)	Former Executive Vice- President	2004 2003 2002	91,138 24,877 n/a	0 0 n/a	0 105,600 n/a	0 0 n/a	0 0 n/a	0 0 n/a	0 0 n/a

(1)
On February 1, 2005, the Company received the resignation of David Parker. Under the terms of a settlement and termination agreement, Mr. Parker returned to the corporate treasury 5,400,000 shares of common stock.

(2)
On February 1, 2005, the Company received the resignation of A.J. LaSota. Under the terms of a settlement and termination agreement, Mr. LaSota returned to the corporate treasury 684,861 shares of common stock.

(3)	On November 19, 2004, the Company accepted the resignation of Ron Folse. Under the terms of a settlement agreement, Mr. Folse returned to the corporate treasury 429,353 shares of common stock.

On September 5, 2003, the Company entered into verbal agreements with its executive officers and issued shares of common stock to each of them in settlement of accrued consulting and salary expense for the period of March 2003 through July 2003. The shares issued were valued at $0.48 per share, the estimated fair value at the date of the agreement.

•	David Parker was issued 300,000 shares of restricted common stock valued at $144,000.
•	A.J. LaSota was issued 270,000 shares of restricted common stock valued at $129,600.
•	Ron Folse was issued 220,000 shares of restricted common stock valued at $105,600.

The common stock described in the preceding paragraph was “restricted” only by the sale limitations of SEC Rule 144. There were no performance-based conditions associated with such stock sale, which fully vested on the issuance date.

On December 20, 2003, the Company entered into agreements with its executive officers to reduce their salaries and discontinue any automobile allowances for the period from December

20, 2003 until such time as determined by our board of directors. As a part of these agreements, David Parker’s annual salary was reduced from $180,000 to $135,000, A.J. LaSota’s annual salary was reduced from $156,000 to $117,000, and Ron Folse’s annual salary was reduced from $132,000 to $99,000.

COMPENSATION OF DIRECTORS

Only outside directors receive compensation for their services as director. The table below discloses all compensation paid to outside directors for their service on the board of directors for the year ended December 31, 2004 and compensation paid to date for the year ending December 31, 2005:

Outside Director	Year	Shares of Common Stock Received
Richard Falcone	2005 2004	300,000 50,000
James Manfredonia	2005 2004	300,000 50,000
Annette McEvoy (1)	2005 2004	25,000 50,000
Geoffrey S. Carroll (2)	2005 2004	25,000 50,000

(1)	On February 16, 2005, Annette McEvoy resigned as a member of our board of directors.
(2)	On February 11, 2005, Geoffrey Carroll resigned as a member of our board of directors.

Other than as set forth above, outside directors currently receive $1,500 for attending any board of director’s meeting in-person, $1,500 for any speaking engagement on behalf of the Company, and reimbursement for reasonable expenses incurred in attending board or committee meetings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of August 23, 2005, the beneficial ownership of the Company’s common stock by each officer and director and by the officers and directors as a group. As of August 23, 2005, no person was known to beneficially own more than 5% of the Company’s common stock and by the officers and directors as a group. Except as otherwise indicated, all shares are owned directly and the percentage shown is based on 36,792,150 shares of common stock issued and outstanding on August 23, 2005.

Title of class	Name and address of beneficial owner (1)	Amount of beneficial ownership	Percent of class*
Executive Officers & Directors:
Common	Robert DelVecchio 17935 Sky Park Circle, Suite F Irvine, California 92614	970,860 shares(2)	3.6%(3)
Common	James Manfredonia 17935 Sky Park Circle, Suite F Irvine, California 92614	100,000 shares	0.3%
Common	Richard Falcone 17935 Sky Park Circle, Suite F Irvine, California 92614	100,000 shares	0.3%
Common	Haresh Sheth(4) 17935 Sky Park Circle, Suite F Irvine, California 92614	0 shares	0%
Common	John Eric Mutter 17935 Sky Park Circle, Suite F Irvine, California 92614	75,000 shares	0.2%
Total of All Directors and Executive Officers:		1,245,860 shares	4.3%

(1)
As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.

(2)	Mr. DelVecchio is the indirect beneficial owner of 970,860 shares held by Brockington Securities, Inc.

(3)
Included in the calculation of beneficial ownership for Mr. DelVecchio are 350,000 warrants which are exercisable within 60 days. Brockington Securities, Inc. holds warrants to purchase 350,000 shares of common stock at the exercise price of $0.60 per share. These warrants are immediately exercisable and expire on June 17, 2009. Mr. DelVecchio is the indirect beneficial owner of the warrants held by Brockington Securities, Inc.

(4)
Mr. Sheth maintains a 24% voting interest and 25% economic interest in Mosaic Capital Advisors, LLC (“MCA”). MCA is the investment advisor to Mosaic Partners Fund and by Mosaic Partners Fund LP. As of the record date, Mosaic Partners Fund held 250,000 shares of the Company’s common stock and Mosaic Partners Fund LP held 187,500 shares of the Company’s common stock.

INDEPENDENT PUBLIC ACCOUNTANTS

Squar, Milner, Reehl & Williamson, LLP, is the Company’s current Independent Registered Public Accounting Firm and has audited the Company’s consolidated balance sheet as of December 31, 2004, and the related consolidated statements of operations, stockholders’ equity (deficit) and comprehensive loss and cash flows for the years ended December 31, 2004 and November 30, 2003 and for the one-month transition period ended December 31, 2003.
The board of directors selected Squar, Milner, Reehl & Williamson, LLP as the Company’s independent auditors to examine the Company’s financial statements for the fiscal year ended December 31, 2005 and has asked the shareholders to confirm this appointment.

Representatives of Squar, Milner, Reehl & Williamson, LLP are not expected to be present at the Annual Meeting of the Stockholders.

Audit Fees

The aggregate fees billed by the Company auditors for professional services rendered in connection with a review of the financial statements included in the quarterly reports on Form 10-QSB and the audit of the Company’s annual consolidated financial statements for the fiscal years ended December 31, 2004 and November 30, 2003 were approximately $91,000 and $52,000 respectively.

Audit-Related Fees

The Company’s auditors billed additional fees of $33,000 for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s Form SB-2 filing with the SEC.

Tax Fees

The aggregate fees billed by Company’s auditors for professional services for tax compliance, tax advice, and tax planning were $20,000 for the fiscal year ended December 31, 2004 and $9,000 for the fiscal year ended November 30, 2003.

All Other Fees

The aggregate fees billed by Company’s auditors for all other non-audit services, such as attending meetings and other miscellaneous financial consulting, for the fiscal year ended December 31, 2004 was approximately $6,000.

FORWARD-LOOKING STATEMENTS

Historical results and trends should not be taken as indicative of future operations. Management’s statements contained in this report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results may differ materially from those included in the forward-looking statements. The Company intends such forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and is including this statement for purposes of complying with those safe-harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “believe,”“expect,”“intend,”“anticipate,”“estimate,”“project,”“prospects,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse affect on the operations and future prospects of the Company on a consolidated basis include, but are not limited to: changes in economic conditions generally and the retail pharmaceutical market specifically, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Further information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included herein and in the Company’s other filings with the Securities and Exchange Commission.

FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for eRXSYS’ proxy statement and form of proxy for its next annual meeting of shareholders will be October 21, 2006. The deadline for submittals of shareholder proposals to be included in that proxy statement and form of proxy is 120 days prior to that date. The date after which a notice of a shareholder proposal submitted independent of eRXSYS’ proxy statement and form of proxy is considered untimely is 45 days prior to October 21, 2006.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual reports on Form 10-KSB, quarterly reports on Form 10-QSB, current reports on Form 8-K and proxy and information statements and amendments to reports filed or furnished pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended. The public may read and copy these materials at the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a website (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding the Company and other companies that file materials with the SEC electronically. The Company’s headquarters are located at 17935 Sky Park Circle, Suite F, Irvine, California 92614. The Company’s phone number at that address is (949) 222-9971 and e-mail address is investor@erxsys.com.

BY ORDER OF THE BOARD OF DIRECTORS

__________________________
Richard Falcone
Chairman of the Board of Directors

October 10, 2005

PROXY
FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF eRXSYS, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Robert DelVecchio with full power of substitution as proxy to vote the shares which the undersigned is entitled to vote at the annual meeting of eRXSYS, Inc., a Nevada corporation (“eRXSYS”), to be held at 3273 E. Warm Springs Rd., Las Vegas, Nevada 89120 on October 21, 2005 at 12:00 p.m. Pacific Time, and at any adjournments thereof.

Please mark your votes as indicated [X]  Total Number of Shares Held: ______________

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF EACH ITEM SET FORTH BELOW.

1. Name Change to Assured Pharmacy, Inc.

FOR Name Change     NOT FOR  Name Change        Abstain
[_]       [_]        [_]

2. Confirm appointment of Squar, Milner, Reehl & Williamson, LLP as auditor for the Company
FOR                             NOT FOR                            Abstain
[_]                                  [_]                                         [_]

3. Election of Directors: Nominees - Richard Falcone, James Manfredonia, Robert DelVecchio, and Haresh Sheth

FOR Election          NOT FOR Election
of all nominees       of all nominees    Abstain
[_]      [_]     [_]

Except vote withheld from following nominee listed above.

___________________________ ________________________  ________________________

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY VIA MAIL OR FAX (949-553-0998). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)	Dated: ________________, 2005
______________________	______________________
_________________________ Print	_________________________ Print

APPENDIX A
Dean Heller
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684-5708
Website: secretaryofstate.biz

Important: Read attached instructions before completing form.  ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After issuance of Stock)

1.	Name of corporation:

eRXSYS, Inc.

2.	The articles have been amended as follows (provide article numbers, if available):

Article I is amended to read as follows:

The name of the Corporation is Assured Pharmacy, Inc.

3.
The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is:_______________________*

4.	Effective date of filing (optional): ___________________________________________ (must not be later than 90 days after the certification is filed)

5.	Officer Signature (required):
* if any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

SUBMIT IN DUPLICATE